NEWS RELEASE                    [HARRAHS LOGO]


Josh Hirshberg
(901) 537-3316
Release #HET 04-99-0147

            HARRAH'S ENTERTAINMENT REPORTS FIRST QUARTER 1999 RESULTS

     MEMPHIS, April 21, 1999 -- Harrah's Entertainment, Inc. (NYSE:HET) today reported results for first quarter 1999, including record revenues, EBITDA, income before extraordinary losses and net income. Diluted earnings per share before extraordinary losses were 30 cents for the period versus 25 cents for the prior year. Diluted earnings per share were 27 cents compared with 23 cents in the first quarter 1998.

     EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization) before project opening costs was $167.2 million, a 75% increase over the $95.4 million reported for first quarter 1998.

     Harrah's Entertainment's revenues in first quarter 1999 increased 72% over prior year to $711.7 million due to the addition of the Rio Hotel & Casino in Las Vegas and Showboat, Inc. as well as revenue growth in Harrah's existing casino operations. Income from operations increased 94% and net income rose 47% over the period year period.

     "Showboat and Rio have been terrific additions, but even without them, Harrah's experienced a 10% increase in revenues and a 9% increase in EBITDA over prior year," explained Harrah's Entertainment Chairman and C.E.O. Phil Satre. "This was due to the continued successful execution of our customer loyalty strategy. Our Harrah's brand performed at a higher level than ever before and benefited from both local repeat business and cross-market customer visits generated through out Total Gold and other marketing programs."

                                   - more -

HARRAH'S ENTERTAINMENT REPORTS FIRST QUARTER 1999 RESULTS     PAGE 2


        LAS VEGAS AND LAUGHLIN LEAD WESTERN REGION WITH RECORD REVENUES AND

                          EBITDA IN FIRST QUARTER 1999

                        RIO REPORTS STRONG FIRST QUARTER

                            WESTERN REGION RESULTS

-------------------------------------------------------------------
(in millions)                   1999                   1998
                            First Quarter        First Quarter
-------------------------------------------------------------------
RIO HOTEL & CASINO
-------------------------------------------------------------------
    Revenues                   $120.7                  --
-------------------------------------------------------------------
Operating profit                 22.1                  --
-------------------------------------------------------------------
     EBITDA                      30.0                  --
-------------------------------------------------------------------
HARRAH'S SOUTHERN NEVADA
-------------------------------------------------------------------
    Revenues                   $ 92.9                $ 85.0
-------------------------------------------------------------------
Operating profit                 16.6                  13.5
-------------------------------------------------------------------
     EBITDA                      24.8                  21.5
-------------------------------------------------------------------
HARRAH'S NORTHERN NEVADA
-------------------------------------------------------------------
    Revenues                   $ 68.8                $ 61.5
-------------------------------------------------------------------
Operating profit                  6.2                   4.0
-------------------------------------------------------------------
     EBITDA                      10.7                   9.2
-------------------------------------------------------------------
 TOTAL WESTERN REGION
-------------------------------------------------------------------
    Revenues                   $282.4                $146.5
-------------------------------------------------------------------
Operating profit                 44.9                  17.5
-------------------------------------------------------------------
     EBITDA                      65.5                  30.7
-------------------------------------------------------------------


     The addition of Rio plus record first quarter revenues at Harrah's Las Vegas and Harrah's Laughlin led the Western region to post revenue and EBITDA increases of 93% and 137%, respectively, over first quarter 1998.

                                    - more -

HARRAH'S ENTERTAINMENT REPORTS FIRST QUARTER 1999 RESULTS     PAGE 3

     Rio reported record first quarter revenue, up 25% compared to the revenue it reported as a separate company in first quarter 1998. EBITDA at Rio was also a record for the property, up 19% over EBITDA reported by RIo for first quarter 1998 and surpassing previously reported EBITDA for any quarter.

     Satre said, "Rio's first quarter results are outstanding with all outlets experiencing increases. Room revenue, food and beverage revenue and gaming revenue were at all-time high levels."

     In Southern Nevada, EBITDA at Harrah's Las Vegas was up 18% from prior as a result of more effective marketing to bring more target customers into the hotel. Harrah's Laughlin recorded a 17% increase in EBITDA.

     Northern Nevada had a strong first quarter 1999. Harrah's Lake Tahoe benefited from innovative marketing programs and fewer weather-related access issues compared to first quarter 1998, leading to a 21% increase in EBITDA. Harrah's Reno saw a 15% increase in EBITDA over prior year.

     "We are especially pleased with the increases in revenues in the Western region because of the dynamics in those markets," Satre said. "Particularly impressive is the strength in revenue growth at Harrah's and Rio in Las Vegas at a time when that market is adjusting to considerable new competitive supply. Our Laughlin, Lake Tahoe and Reno properties also posted good results in markets that have been flat or declining in recent years. In particular, records at Harrah's Laughlin ran counter to conventional wisdom about that market.

     "Harrah's Lake Tahoe has uniquely benefited from our ability to market that one-of-a-kind resort to high-end customers from Rio and Showboat," explained Satre.

                                   - more -

HARRAH'S ENTERTAINMENT REPORTS FIRST QUARTER 1999 RESULTS                 PAGE 4


             HARRAH'S ATLANTIC CITY REPORTS RECORD REVENUE AND EBITDA

                            EASTERN REGION RESULTS

             --------------------------------------------------------
                (in millions)             1999             1998
                                     FIRST QUARTER    FIRST QUARTER
             --------------------------------------------------------
             HARRAH'S ATLANTIC CITY
             --------------------------------------------------------
                 Revenue                    $92.1           $86.5
             --------------------------------------------------------
                 Operating profit            17.9            17.1
             --------------------------------------------------------
                 EBITDA                      23.9            22.4
             --------------------------------------------------------
             SHOWBOAT ATLANTIC CITY
             --------------------------------------------------------
                 Revenue                    $86.9              --
             --------------------------------------------------------
                 Operating profit            18.2              --
             --------------------------------------------------------
                 EBITDA                      23.6              --
             --------------------------------------------------------
             TOTAL EASTERN REGION
             --------------------------------------------------------
                 Revenue                   $179.0           $86.5
             --------------------------------------------------------
                 Operating Profit            36.1            17.1
             --------------------------------------------------------
                 EBITDA                      47.5            22.4
             --------------------------------------------------------


     Harrah's Atlantic City achieved a first quarter revenue record, running counter to the market overall, and the property had its highest ever first quarter EBITDA. 1999 Eastern region results include Showboat Atlantic City which was acquired in June 1998.

     "Harrah's Atlantic City continues its marketing leadership in the market," said Satre, "and, Showboat Atlantic City is a strong Boardwalk competitor. We're very pleased with the success of our strategy in this market and look forward to more success as we continue the marketing and back-of-house integration of Showboat."


                                   -more-

HARRAH'S ENTERTAINMENT REPORTS FIRST QUARTER 1999 RESULTS                 PAGE 5


  OUTSTANDING PERFORMANCE IN MISSOURI DRIVES RECORD REVENUES FOR CENTRAL REGION

                            CENTRAL REGION RESULTS

             --------------------------------------------------------
                (in millions)             1999             1998
                                     FIRST QUARTER    FIRST QUARTER
             --------------------------------------------------------
             CENTRAL REGION
             --------------------------------------------------------
                 Revenues                  $233.0           $170.3
             --------------------------------------------------------
                 Operating profit            41.2             35.6
             --------------------------------------------------------
                 EBITDA                      53.4             45.8
             --------------------------------------------------------

     Strong performances in Harrah's Central region casinos lead by record revenues in North Kansas City and St. Louis, plus the addition of East Chicago, resulted in significant revenue and EBITDA growth overall for the region in the first quarter of 1999. EBITDA for St. Louis alone topped first quarter 1998 by 105%.

     Harrah's continued to solidify its market leadership in both North Kansas City and St. Louis. Each property achieved the market-share leadership in its respective competitive market.

     First quarter 1999 is the first quarter East Chicago results are consolidated with the Central region casinos. Rebranding to a Harrah's Casino helped drive very strong month of March results for the former Showboat East Chicago casino, despite construction in the pavilion.

     Satre stated, "We're delighted with the success of this property. All indications are that the deployment of additional capital in East Chicago was a good strategic decision and we expect Harrah's East Chicago to be a strong performer for our company. It's a quality business in a very important market that complements our strategy. Across Chicagoland, in Illinois, Harrah's Joliet recorded a solid revenue increase and increased market share, and we look forward to the opening of our upscale 204-room hotel by year-end."


                                 -more-

HARRAH'S ENTERTAINMENT REPORTS FIRST QUARTER 1999 RESULTS                PAGE 6


     Satre said, "Business at our Missippi casinos improved over first quarter 1998 with Vicksburg and Tunica recording higher revenues and EBITDA. Harrah's Shreveport continued to be impacted by the substantial investments by competitors in that market resulting in expected declines in revenue and EBITDA. We're addressing our competitive position with development of an upscale 514-room hotel and conference center. Groundbreaking is May 10, and it is scheduled to open by fourth quarter 2000."


           CASINOS ON NATIVE AMERICAN LANDS CONTINUE STRONG PERFORMANCE

                           MANAGED AND OTHER RESULTS

             --------------------------------------------------------
                (in millions)             1999             1998
                                     FIRST QUARTER    FIRST QUARTER
             --------------------------------------------------------
             MANAGED AND OTHER
             --------------------------------------------------------
                 Revenues                   $16.7            $10.3
             --------------------------------------------------------
                 Operating profit            14.3              8.5
             --------------------------------------------------------
                 EBITDA                      14.8              8.6
             --------------------------------------------------------

     Harrah's Ak Chin, Harrah's Cherokee and Harrah's Prairie Band all continued strong performances in first quarter 1999.

     "We're very pleased to see what productive properties these Native American casinos have become under the Harrah's brand for the tribal communities," Satre said.

     On April 15, Harrah's Entertainment announced its intent to sell its interests in the Star City Casino in Sydney, Australia. The transaction is expected to close in the latter half of 1999.


                          OTHER ITEMS AFFECTING INCOME

     Project opening costs in the first quarter of 1999 were associated with expansions, remodeling and conversions at the Harrah's Joliet and East Chicago properties.


                                    -more-

HARRAH'S ENTERTAINMENT REPORTS FIRST QUARTER 1999 RESULTS                PAGE 7


     Relocation of corporate office expenses are primarily related to separation agreements for executives and other employees who will not continue with the company after the move of the headquarters to Las Vegas this year.

     First quarter 1999 included $4.6 million for amortization of goodwill and trademarks in connection with the Showboat acquisition that occurred in June 1998 and the Rio merger on January 1, 1999. Increases in debt arising from the Showboat and Rio transactions resulted in higher interest expense in first quarter 1999. Refinancing various company debt on more favorable terms in first quarter 1999 resulted in extraordinary losses of $3.2 million.

     The increase in the number of shares outstanding in first quarter 1999 as compared to the prior year is primarily the result of shares issued in the Rio merger on January 1, 1999.

     Harrah's Entertainment, Inc. is the most recognized and respected name in the casino industry operating 18 casinos in the United States under the Harrah's, Showboat and Rio brand names, and the Star City casino in Sydney, Australia. Founded more than 60 years ago, Harrah's is focused on building loyalty and value with its targeted customers through a unique combination of great service, excellent products, unsurpassed distribution, operational excellence and technology leadership.

     Statements in this press release concerning future events, future performance and business prospects are forward-looking and are subject to certain risks and uncertainties. These include, but are not limited to, political, economic, bank, equity and debt market conditions, changes in laws or regulations, third party relations and approvals, decisions of courts, regulators and governmental bodies, factors affecting leverage, including interest rates, and effects of competition. These risks and uncertainties could significantly affect anticipated results or events in the future and actual results may differ materially from any forward-looking statements. For additional information, refer to the material discussing the Private Securities Litigation Reform Act in Part I of the company's Form 10-K filed with the Securities and Exchange Commission for the period ended December 31, 1998.

                                  ####

                         HARRAH'S ENTERTAINMENT, INC.
                     CONSOLIDATED SUMMARY OF OPERATIONS
                                 (UNAUDITED)

                                                                   FIRST QUARTER ENDED
                                                                 -----------------------
(In thousands, except                                            MAR 31,         MAR 31,
 per share amounts)                                                 1999            1998
                                                                 -------         -------
Revenues                                                         $711,668        $414,447
                                                                 --------        --------
                                                                 --------        --------
Operating profit before project opening costs,
  corporate expense, headquarters relocation expense,
  equity in earnings (losses) of nonconsolidated
  affiliates, amortization of goodwill and venture
  restructuring costs                                            $134,719        $ 71,547
Project opening costs                                                (352)         (2,654)
Corporate expense                                                  (7,931)         (6,650)
Headquarters relocation expenses                                   (3,070)             --
Equity in nonconsolidated affiliates:
  Earnings (losses) before preopening costs                        (4,712)         (2,791)
  Preopening costs                                                 (1,956)             --
Amortization of goodwill and trademarks                            (4,612)           (460)
Venture restructuring costs                                           397            (926)
                                                                 --------        --------
Income from operations                                            112,483          58,066
Interest, net of interest capitalized                             (50,895)        (19,326)
Other income, including interest income                             2,166           4,130
                                                                 --------        --------
Income before income taxes and minority interests                  63,754          42,870
Provision for income taxes                                        (24,638)        (15,921)
Minority interests                                                 (1,771)         (2,046)
                                                                 --------        --------
Income before extraordinary losses                                 37,345          24,903
Extraordinary losses, net of tax                                   (3,248)         (1,667)
                                                                 --------        --------
Net income                                                       $ 34,097        $ 23,236
                                                                 --------        --------
                                                                 --------        --------
Earnings per share -- basic
  Before extraordinary losses                                    $   0.30        $   0.25
  Extraordinary losses, net of tax                                  (0.03)          (0.02)
                                                                 --------        --------
  Net income                                                     $   0.27        $   0.23
                                                                 --------        --------
                                                                 --------        --------
Earnings per share -- assuming dilution
  Before extraordinary losses                                    $   0.30        $   0.25
  Extraordinary losses, net of tax                                  (0.03)          (0.02)
                                                                 --------        --------
  Net income                                                     $   0.27        $   0.23
                                                                 --------        --------
                                                                 --------        --------
Weighted average common shares outstanding                        125,502         100,133
                                                                 --------        --------
                                                                 --------        --------
Weighted average common and common equivalent
  shares outstanding                                              126,733         101,200
                                                                 --------        --------
                                                                 --------        --------

                              HARRAH'S ENTERTAINMENT, INC.
                           SUPPLEMENTAL OPERATING INFORMATION
                                      (UNAUDITED)

                                                      First Quarter Ended
                                                      -------------------
                                                       Mar. 31,   Mar. 31,
(In thousands)                                            1999       1998
                                                      --------   --------

Revenues
  Western Region                                      $282,839   $146,499
  Eastern Region                                       179,016     86,456
  Cental Region                                        233,034    170,257
  Managed and Other                                     16,662     10,272
  Other                                                    567        963
                                                      --------   --------
                                                      $711,668   $414,447
                                                      --------   --------
                                                      --------   --------

Operating profit
  Western Region                                      $ 44,920   $ 17,455
  Eastern Region                                        36,089     17,119
  Central Region                                        41,224     35,606
  Managed and Other                                     14,250      8,506
  Other                                                 (1,764)    (7,139)
                                                      --------   --------
                                                      $134,719   $ 71,547
                                                      --------   --------
                                                      --------   --------

EBITDA*
  Western Region                                      $ 65,538   $ 30,664
  Eastern Region                                        47,518     22,413
  Central Region                                        53,391     45,828
  Managed and Other                                     14,849      8,620
  Other                                                (14,061)   (12,100)
                                                      --------   --------
                                                      $167,235   $ 95,425
                                                      --------   --------
                                                      --------   --------

* Earnings before interest, income taxes, depreciation, amortization and project opening costs.